                                                               EXHIBIT 10.1

                                FOURTH AMENDMENT


         THIS FOURTH AMENDMENT dated as of March 30, 1999 (this "Fourth Amendment") amends the Credit Agreement dated as of March 17, 1998 (as amended, the "Credit Agreement") among COMPASS INTERNATIONAL SERVICES CORPORATION (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

         SECTION 1.1 ADDITION OF DEFINITIONS. The following definitions are added to Section 1.1 in appropriate alphabetical sequence:

         SENIOR FUNDED DEBT means all Funded Debt other than Subordinated Debt.

                  SENIOR LEVERAGE RATIO means, as of any date, the ratio of (i) the aggregate outstanding principal amount of all Senior Funded Debt as of such date to (ii) EBITDA for the Computation Period most recently ended on or before such date for which financial statements have been delivered pursuant to SECTION 7.1.

         SECTION 1.2 AMENDMENT OF DEFINITION OF EBITDA. The definition of EBITDA in Section 1.1 is amended by deleting the reference to "Borrowing Availability Amount" therein and substituting the following language therefor "Senior Leverage Ratio and for purposes of the first proviso to the paragraph of text in
SCHEDULE 1.1" therefor.

         SECTION 1.3 AMENDMENT OF DEFINITION OF INDEBTEDNESS. The definition of Indebtedness in Section 1.1 is amended by adding the following clause immediately prior to the semicolon at the end of clause (b) therein:

                   ", including all obligations of the Company or any of its
                  Subsidiaries to pay cash earn-outs or similar items (including the cash earn-outs listed on SCHEDULE 8.5), it being understood that the amount of Indebtedness arising with respect to any cash earn-out or similar item shall be the maximum amount reasonably expected to be payable thereunder".

         SECTION 1.4 AMENDMENT TO SECTION 2.1. The proviso to Section 2.1 is amended in its entirety to read as follows:

                  "PROVIDED that, after giving effect to any Borrowing of Loans, the Outstandings shall not exceed the Commitment Amount."

         SECTION 1.5 AMENDMENT TO SECTION 2.3(a)(ii)(A). The proviso to Section 2.3(a)(ii)(A) is deleted.

         SECTION 1.6 AMENDMENT TO SECTION 2.7. Section 2.7 is amended in its entirety to read as follows:

                           "2.7 [Intentionally Deleted.] "

         SECTION 1.7 AMENDMENT TO SECTION 2.10(b). Section 2.10(b) is amended by deleting the words "and at any time that the Borrowing Availability Amount is less than the Commitment Amount" at the end of such section.

         SECTION 1.8 ADDITION OF SECTION 2.10(c). The following SECTION 2.10(c) is added in appropriate numerical sequence:

                           "(c) TERMINATION FEES. The Company shall pay to the
                  Administrative Agent for the account of each Lender a termination fee in the amount of (i) 0.25% of such Lender's Percentage of the Commitment Amount (as in effect on March 30, 1999, subject to any changes resulting from assignments) if the Commitments are terminated on or before July 31, 1999,
                  (ii) 0.15% of such Lender's Percentage of the Commitment Amount ( as in effect on March 30, 1999, subject to any changes resulting from assignments) if the Commitments are terminated after July 31, 1999 but on or before September 30, 1999 and (iii) 0.10% of such Lender's Percentage of the Commitment Amount (as in effect on March 30, 1999, subject to any changes resulting from assignments) if the Commitments are terminated after September 30, 1999 but on or before December 31, 1999."

         SECTION 1.9 AMENDMENT TO SECTION 3.1(a)(i)(B)(1). Section 3.1(a)(i)(B)(1) is amended by deleting the words "or the Borrowing Availability Amount" at the end of such clause.

         SECTION 1.10 AMENDMENT TO SECTION 8.4(h). Section 8.4(h) is amended by
(a) deleting the word "and" immediately before clause (vi) therein and (b) adding the following provisions immediately prior to the semicolon at the end of such section:

                  "and (vii) the Leverage Ratio is less than 2.00 to 1.0 for the two consecutive fiscal quarters immediately preceding such Acquisition; IT BEING UNDERSTOOD that the Company and its Subsidiaries shall not be permitted to consummate Acquisitions pursuant to this clause (h) prior to January 1, 2000"

         SECTION 1.11 AMENDMENT TO SECTION 8.5. Section 8.5 is amended by (a) deleting the word "and" at the end of clause (i) therein, (b) deleting the existing clause (j) therein and substituting the following therefor:

                           "(j) Indebtedness incurred in connection with the
                  notes and cash earn-outs described on Schedule 8.5; and

                           (k) after all of the notes and cash earn-outs
                  described on SCHEDULE 8.5 are repaid in full, other Indebtedness in an aggregate amount not at any time exceeding $1,000,000."

         SECTION 1.12 AMENDMENT TO SECTION 8.11. Section 8.11 is amended in its entirety to read as follows:

                  "8.11    MAXIMUM LEVERAGE RATIO.  The Company will not permit
                  the Leverage Ratio to exceed the applicable ratio set forth below during any period set forth below:


                  Period:                            Leverage Ratio:
                  -------                            ---------------

                  12/31/98 through 3/30/99           2.50 to 1.0
                  3/31/99 through 6/29/99            3.00 to 1.0
                  6/30/99 through 9/30/99            2.75 to 1.0
                  10/1/99 through 9/30/00            2.50 to 1.0
                  10/1/00 and thereafter             2.25 to 1.0."

         SECTION 1.13 AMENDMENT TO SECTION 8.12. Section 8.12 is amended in its entirety to read as follows:

                  "8.12 DEBT TO CAPITALIZATION RATIO. The Company shall not as of the end of any fiscal quarter permit the ratio of (a) Funded Debt to (b) the sum of Funded Debt plus the Company's consolidated stockholders' equity to be greater than the applicable ratio set forth below:

                  Fiscal Quarter Ending:            Debt to Capitalization Ratio
                  ----------------------            ----------------------------

                  3/31/99                            0.45 to 1.0
                  6/30/99                            0.42 to 1.0
                  9/30/99 and 12/31/99                        0.40 to 1.0
                  3/31/00 and thereafter             0.375 to 1.0

         SECTION 1.14 ADDITION OF COVENANT. The following new Section 8.22 is added in appropriate numerical sequence:

                  "8.22    MAXIMUM SENIOR LEVERAGE RATIO. The Company will not
                  permit the Senior Leverage Ratio to exceed the applicable ratio set forth below during any period set forth below:

                  Period:                            Senior Leverage Ratio:
                  -------                            ----------------------

                  6/30/99 through 9/30/99            2.50 to 1.0
                  10/1/99 through 9/30/00            2.25 to 1.0
                  10/1/00 and thereafter             2.00 to 1.0."

         SECTION 1.15 AMENDMENT TO SCHEDULE 1.1. Schedule 1.1 is amended in its entirety to read as set forth on Schedule 1.1 hereto.

         SECTION 1.16 ADDITION OF SCHEDULE 8.5. SCHEDULE 8.5 hereto is added in appropriate numerical sequence.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) each representation and warranty set forth in Section 6 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Fourth Amendment by the Company, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); (b) the execution and delivery by the Company of this Fourth Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any Lien under, any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any agreement, instrument, order or decree which is binding upon the Company or any Subsidiary; and (c) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on the date (the "Fourth Amendment Effective Date") when the Administrative Agent shall have received each of the following documents, each in form and substance satisfactory to the Administrative Agent:

         (a) counterparts of this Fourth Amendment executed by the Company, the Required Lenders and the Administrative Agent (it being understood that the Administrative Agent may conclusively rely on any counterpart signature hereof received by facsimile);

         (b) a certificate of the secretary or an assistant secretary of the Company as to:

                  (i) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Fourth Amendment and the performance by the Company of its obligations under the Amended Credit Agreement, and

                  (ii) the incumbency and signatures of those of its officers authorized to execute and deliver this Fourth Amendment;

         (c) a Confirmation, executed by the Company and each Subsidiary, substantially in the form of EXHIBIT A hereto;

         (d) a legal opinion of Katten Muchin & Zavis, counsel to the Company, in form and substance satisfactory to the Administrative Agent; and

         (e) such other documents as the Administrative Agent may reasonably request.

         SECTION 4  MISCELLANEOUS.

         SECTION 4.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fourth Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         SECTION 4.2 COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Fourth Amendment.

         SECTION 4.3 GOVERNING LAW. This Fourth Amendment shall be governed by, and construed in accordance with, the internal law of the State of Illinois; provided that the Administrative Agent and the Lenders shall retain all rights arising under federal law.

         SECTION 4.4 SUCCESSORS AND ASSIGNS. This Fourth Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Company, the Lenders and the Administrative Agent.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                         COMPASS INTERNATIONAL SERVICES
                         CORPORATION

                         By:
                         Title:

                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as Administrative Agent

                         By:          /s/
                            ----------------------------
                         Title:
                              --------------------------

                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as Issuing Lender and as a Lender

                         By:          /s/
                            ----------------------------

                         Title:
                              --------------------------

                         FIRST NATIONAL BANK OF MARYLAND

                         By:          /s/
                            ----------------------------

                         Title:
                              --------------------------

                         FLEET NATIONAL BANK

                         By:         /s/
                            ----------------------------

                         Title:
                              --------------------------

                         PNC BANK, NATIONAL ASSOCIATION

                         By:           /s/
                            ----------------------------

                         Title:
                              --------------------------

                                  SCHEDULE 1.1

                                PRICING SCHEDULE


------------------------------ ---------------------- ------------------ ------------------ ------------------------
                                    Applicable           Applicable
                                    Margin for         Margin for Base
   Senior Leverage Ratio/       Offshore Rate Loans      Rate Loans         Commitment
       Leverage Ratio                                                        Fee Rate            L/C Fee Rate
------------------------------ ---------------------- ------------------ ------------------ ------------------------
           2.50:1                       2.25%                  1.00%              0.50%              2.25%
------------------------------ ---------------------- ------------------ ------------------ ------------------------
  2.50:1 but
   2.00:1                               2.00%                  0.75%              0.50%              2.00%
------------------------------ ---------------------- ------------------ ------------------ ------------------------
           2.00:1
 but       1.50:1                       1.75%                  0.50%              0.45%              1.75%
------------------------------ ---------------------- ------------------ ------------------ ------------------------
           1.50:1
but        1.00:1                       1.50%                  0.25%              0.40%              1.50%

------------------------------ ---------------------- ------------------ ------------------ ------------------------
           1.00:1                       1.25%                  0%                 0.35%              1.25%
------------------------------ ---------------------- ------------------ ------------------ ------------------------

          As of March 30, 1999, the Applicable Margin for Offshore Rate Loans, the Applicable Margin for Base Rate Loans, the Commitment Fee Rate and the L/C Fee Rate shall be 2.25%, 1.00%, 0.50% and 2.25%, respectively. The Applicable Margins, the Commitment Fee Rate and the L/C Fee Rate shall be adjusted, to the extent applicable, (i) May 15, 1999 based on the Leverage Ratio as of March 31, 1999 and (ii) 45 days (or, in the case of the last fiscal quarter of any fiscal year, 90 days) after the end of each fiscal quarter thereafter (beginning with the fiscal quarter ending June 30, 1999) based on the Senior Leverage Ratio as of the last day of such fiscal quarter; provided that if as of the last day of any fiscal quarter (commencing with the fiscal quarter ending December 31, 1999) the Commitment Amount is greater than $45,000,000 and EBITDA for the four consecutive fiscal quarters then ending is less than $24,500,000, then the Applicable Margins and the L/C Fee Rate shall be increased by 0.25% for the period from the date which is 45 days (or, in the case of the last fiscal quarter of any fiscal year, 90 days) after such fiscal quarter to the next date on which the Applicable Margins and the L/C Fee Rate are subject to adjustment (regardless of whether actually adjusted) pursuant to the provisions above; PROVIDED FURTHER that if the Company fails to deliver the financial statements required by SECTION 7.1 by the 45th day (or, if applicable, the 90th day) after any fiscal quarter, the Applicable Margins, the Commitment Fee Rate and the L/C Fee Rate that would apply if the Leverage Ratio or the Senior Leverage Ratio, as applicable, were greater than 2.50 to 1 shall apply until such financial statements are delivered (plus 0.25% pursuant to the first proviso above, if applicable).

                                  SCHEDULE 8.5

                             PERMITTED INDEBTEDNESS


Company                              Due Date      1999       Status      Due Date     2000       Status       Due Date       2001
-------                              --------   ----------   ---------   ----------   -------   ----------   ----------   ----------

Notes

MetroWeb                             5/22/99    $  220,000                  5/22/00    $150,000                5/22/01      $130,000

RC Wilson                                                                   1/1/00     $500,000    Note 1

Rosenfeld                                                                   1/15/00    $333,333                1/15/01      $333,333

DVS                                  5/13/99    $  300,000   Note 1

PAC                                                                         3/1/00   $5,850,000    Note 2
                                                ----------                          -----------                            ---------

Total Notes                                      $  520,000                          $6,833,333                             $463,333


Cash Earn-Outs
Rosenfeld                            3/31/99    $2,175,000
Rosenfeld                            9/30/99    $1,062,500   Est.(Note 2)   3/31/00    $325,000   Note 2

NDR                                  3/31/99    $5,030,000   Est.

Total Cash Earn-Outs                            $8,267,500
Total Notes & Cash Earn-Outs                    $8,787,500                           $7,158,333


Note 1 These Notes are subject to adjustment in the event that certain earning requirements are not met.
Note 2 These Notes accelerate in the event of a change of control.